Q4 and Full Year 2019 Financial Highlights January 31, 2020

Contents 3 Important information regarding forward-looking statements and use of non-GAAP financial measures 4 2019 Financial Highlights 18 2020 Outlook 20 About SVB 26 Financial Overview 44 Capital 46 Glossary 48 Non-GAAP Reconciliations 2

Important information regarding forward-looking statements and use of non-GAAP financial measures The Company’s financial results for 2019 reflected in this presentation are unaudited. This document should be read in conjunction with the Company’s SEC filings. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including the general condition of the capital and equity markets, and IPO, M&A and financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in the levels of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variations from our expectations as to factors impacting the timing and level of employee share-based transactions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other equity securities, non-GAAP noninterest expense and non- GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Use of Non-GAAP Financial Measures” section in our latest earnings release filed as an exhibit to our Form 8-K on January 23, 2020, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section of the earnings release for more information. 3

FY'19: A record year of growth and profitability

2019 FINANCIAL HIGHLIGHTS

EPS:	Net Income:	ROE:
$21.73	$1.1B	20%

GROWTH FY'19 (vs. FY'18)

+$23.5B
+19% AVERAGE CLIENT FUNDS

+$4.3B
+17% AVERAGE LOANS

+$205M
+11% NET INTEREST INCOME

+$126M
+24% CORE FEE INCOME*

OTHER 2019 HIGHLIGHTS

$224M
Warrant and investment gains net of NCI*
(vs. $139M in 2018)

$252M
SVB Leerink revenues and commissions
(Solid first year performance)

Solid & stable
Credit quality

* Non-GAAP financial measure. See "use of non-GAAP Financial Measures" in our earnings release. Core Fee Income excludes SVB Leerink investment banking revenues and commissions.

4

Q4'19: Exceptional growth and strong profitability

Q4'19 FINANCIAL HIGHLIGHTS

EPS:	Net Income:	ROE:
$5.06	$263M	17%

Q4'19 PERFORMANCE (vs. Q3'19)

+$6.8B
+4.5% AVERAGE CLIENT FUNDS

+$2.2B
+7.3% AVERAGE LOANS

+$13.2M
+2.5% NET INTEREST INCOME

$47M
WARRANT AND INVESTMENT GAINS NET OF NCI*

+$5.9M
+3.6% CORE FEE INCOME* (YOY)

Solid & stable
CREDIT QUALITY

svb

* Non-GAAP financial measure. See "use of non-GAAP Financial Measures" in our earnings release. Core Fee Income excludes SVB Leerink investment banking revenues and commissions.

5

Q4’19 themes: strong performance and markets, effective execution and positive outlook 1. Balance sheet growth driven by robust global market activity, client acquisition and liquidity 2. Return to NII growth as growing balance sheet offsets impact of lower rates 3. Strong core fees due to effective client engagement and product penetration 4. Healthy market-driven gains on investments and warrants 5. Higher expenses from revenue-driven incentives, investments in growth, and non-routine items 6. Continued stable credit with solid underlying trends 7. Positive 2020 growth outlook and strong momentum 6

What makes SVB different: Unparalleled access, connections & insights The premier financial partner for the global innovation economy Deep Sector Expertise Comprehensive Solutions Leading Market Share Investment Private Global 50% Enterprise Life Sciences Frontier Tech Banking Equity & U.S. venture-backed Commercial Software & Healthcare & Hardware (SVB Venture Banking technology and life Leerink) Capital sciences companies Fund Private 69% Energy & Consumer Management Banking & Premium U.S. venture-backed FinTech Resource Software (SVB Wealth Wine Innovation technology and Capital) Management healthcare companies with IPOs in 2019 The foundation for long-term, sustainable growth Serving Deep Sector Comprehensive Key Growth Continued Growth Expertise Solutions Markets 7

The power of SVB’s platform continues to drive robust client acquisition globally 1,100+ new clients in Q4’19 SVB CLIENT COUNT 35,000 30,000 25,000 20,000 Other Private Bank PE/VC 15,000 Shan-Lyn Ma (Founder and CEO, Zola) VC-Backed Silicon Valley Bank has helped Ma understand how 10,000 Zola fits in the larger context of e-commerce, and that has allowed her to develop new strategies for Pre- 5,000 VC-Backed growth. She adds, "We’ve been working with SVB for 0 a couple of years now and I have been blown away 2015 2016 2017 2018 2019 by how they anticipate our needs." 8

Healthy markets provide a positive operating environment US VC investment remains robust, Demand for VC investment supporting client liquidity remains robust US VC INVESTMENT FUNDS RAISED BY US VC FIRMS Billions Billions $140 $137 $58 $87 $46 $34 2017 2018 2019 2017 2018 2019 Record VC-backed exit values, exceeding PE investment activity $200B for the first time in a decade remains healthy US PE DEAL ACTIVITY US VC-BACKED EXIT VALUES Billions Billions $256 $730 $678 $130 $98 $629 2017 2018 2019 2017 2018 2019 9 Source: VC data - Pitchbook-NVCA 4Q 2019 Venture Monitor; PE data - Pitchbook 2019 Annual US PE Breakdown

Strong liquidity franchise continues to generate low-cost deposits and drive growth AVERAGE DEPOSITS $60.2 Billions $55.1 Q4’19 cost of deposits declined 7 bps QoQ $48.1 $42.7 $39.6 TOTAL COST OF DEPOSITS Noninterest- $38.8 $39.6 Bearing $35.2 SVB Deposits * $20.6 Top 50 US Banks Interest-bearing $16.3 0.89% 0.89% Deposits $7.5 $8.5 0.83% 0.84% 2017 2018 2019 Column1 Q4'19 AVERAGE OFF-BALANCE SHEET CLIENT FUNDS $96.6 0.36% 0.38% $91.6 0.31% Billions 0.23% $75.1 $51.5 Q1'19 Q2'19 Q3'19 Q4'19 2017 2018 2019 Q4'19 Uniquely positioned to support balance sheet growth Client Relationships Flexibility New Products Technology and Life Science & Proven ability to drive funding on and Evolving product set to meet client Healthcare client liquidity drove 88% off balance sheet needs and optimize mix of client funds growth in 2019 * Source: S&P Global Market Intelligence average for the top 50 US banks by asset size, as of each quarter end; 41 of the top 50 banks have 10 reported cost of deposits for Q4’19 as of 1/31/20

Continued strong loan growth from highest-quality loan categories is improving our risk profile Capital call and private bank lending driving loan growth – now 65% of total loans Commitments for technology, life science & healthcare +6% QoQ AVERAGE LOAN BALANCES TOTAL NET LOSSES SINCE INCEPTION Billions $32.0 $29.9 $25.6 Other $21.2 Wine $0 $17M Tech/HC & Life Science PRIVATE EQUITY PRIVATE BANK Private Bank CAPITAL CALL LINES LOANS PE/VC 2017 2018 2019 _ Q4'19 Q4 loan yields impacted by lower rates, market environment and mix shift 0.07%* 5.24% (0.26%) (0.04%) (0.08%) (0.01%) 4.92% Q3'19 Loan Yield Fed Fund Rate LIBOR Rate Prepayment Market Mix Shift Q4'19 Loan Yield Impact Impact Fees* Environment 11 * $8M increase in loan prepayment fees from early-payoffs

Healthy growth in fixed-income securities portfolio; yields holding steady Growing NII and managing asset sensitivity lower while preserving capital and liquidity AVERAGE FIXED-INCOME AVERAGE CASH & EQUIVALENTS INVESTMENT SECURITIES Billions Billions $6.6 $5.9 $24.8 $26.7 $27 $22.4 $24.3 $22 $17 $3.1 $2.8 2.36% 2.58% 2.58% Tax-effected $12 1.88% Fixed-Income $7 Yield $2 ($3) 2017 2018 2019 Column2 Q4'19 2017 2018 2019 Column2 Q4'19 Target average cash balances of $3.5-$5.0B, Q4 ACTIVITY Actual balances dependent on timing of fund flows $2.1B 2.08% 3.9 years $393M -$562M NEW PURCHASES NEW PURCHASE YIELDS PORTFOLIO DURATION UNREALIZED GAIN REDUCTION US Treasuries & Agency MBS Accretive to NII +0.5 years QoQ IN AVERAGE CASH 2020 portfolio yields expected to remain relatively stable 12

Outstanding balance sheet growth offset the impact of rate declines on NII in Q4’19 NET INTEREST INCOME NET INTEREST MARGIN Millions $27.9 0.05% $8.0 $536.8 3.34% ($12.6) (0.08%) 0.01% $523.6 (0.04%) ($3.4) ($6.7) (0.02%) 3.26% Q3'19 Fed Funds LIBOR Prepayment Market Balance Sheet Q4'19 Q3'19 Fed Funds LIBOR Prepayment Market Balance Sheet Q4'19 NII Rate Impact Rate Impact Fees Environment Growth NII NIM Rate Impact Rate Impact Fees Environment Growth NIM LEVERS TO MITIGATE DECLINING RATES REDUCED ASSET DEPOSIT PRICING GROWTH SENSITIVITY* STRATEGY 13% 8.5% 50-70% Average interest earning asset growth Asset sensitivity Deposit beta (2019 vs. 2018) as of 12/31/19 *Our target for asset sensitivity is ~10%. Management’s sensitivity analysis is based on the expected 12-month impact of a 100 basis point rate shock on net 13 interest income. This is an estimate and is subject to assumptions; actual results may differ. Additional information will be included in our 2019 Form 10-K report.

Strong execution, client engagement and product penetration drove strong fee income growth Q4’19 growth across most core fee products Exits and fundraising driving warrants and investment securities gains • Record quarters for FX and credit cards WARRANTS, INVESTMENT Client investment fees impacted by lower interest rates $224 • SECURITIES GAINS, NET OF NCI* Millions Add$139 CAGR $138 CORE FEE INCOME* $90 Millions $89 $47 $642 Warrants $55 $86 Investment $50 $31 Securities $35 $16 $516 $159 2017 2018 2019 Q4'19 $139 FY’19 SVB Leerink revenues $379 $119 exceeded our expectations Foreign Exchange Fees $116 $94 $182 Credit Card Fees $77 $130 $168 Add CAGR Client Investment Fees $56 $74M $252M $89 $42 $76 Deposit Service Charges $59 $32 Q4’19 FY 2019 $45 Lending Related Fees $24 LEERINK REVENUES LEERINK REVENUES LOC Fees (vs. $51M in Q3’19) 2017 2018 2019 Q4'19 14 * Non-GAAP financial measure. See “use of non-GAAP Financial Measures” in our earnings release for more information.

Revenue-driven incentives, continued investments for growth and non-routine items drove higher costs


NON-INTEREST EXPENSE
Billions
Core Efficiency Ratio*
Revenue
Expense
54.3%
48.1%
48.1%
53.8%
$2.0
$1.0
$2.6
$1.2
$3.3
$1.6
$0.8
$0.5
2017
2018
2019
Q4'19

- Q4'19 expense increased by $69M (18%) driven primarily by:
  - $28M in higher incentive compensation expense, mostly related to strong SVB Leerink revenues
  - $14M in increased spend to support our digital banking and scalability efforts
  - $13M related to higher non-routine compensation costs and software impairment
- Q1 2020 expenses expected to decline to $430-$450M range, and to decline further in Q2 2020 without the impact of seasonal Q1 expenses
- 2020 expense growth guidance of high single digits

- We expect current investments will drive improved efficiency over time
- We will continue to invest in the digital client experience, geographic expansion, diversification of our business, and people and systems to better meet our clients' needs for speed, efficiency and agility
- Core efficiency ratio remains below long-term target range of mid-50s%

* Core efficiency ratio excludes the impact of SVB Leerink and Net gains or losses from investment securities and equity warrant assets. This is a non-GAAP measure. See "use of non-GAAP Financial Measures" in our earnings release for more information.

15

Credit remains stable with solid underlying trends PROVISION FOR CREDIT LOSSES • Q4’19 provision for credit losses of $17M driven primarily Millions by reserves for period-end loan growth $106M • ALLL decline to 0.91% due to improved credit quality of $92M $88M performing and non-performing portfolios • Estimated CECL Impact • Estimated increase in ALLL and unfunded credit Non-performing loans/total commitment reserves of 11% - 16% ($40-$60M pre-tax) gross loans 0.51% over current levels, which will be recorded to equity Net charge-offs/ 0.31% Average total 0.34% 0.31% ⁻ Expected increase to ALLL of 6-10 bps gross loans 0.27% $17M (annualized) 0.22% 0.24% • Estimated adoption adjustment driven by longer 0.18% forecast horizon due to longer technology and life 2017 2018 2019 Q4'19 science loan maturities, partially offset by lower risk, shorter duration of Private Equity capital call lines • Assuming stable economic conditions, we expect 2020 Growth in Private Equity capital call lines ALLL levels (post CECL adoption) to be between 0.95% and Private Bank continues to improve and 1.05% the risk profile of our loan portfolio • If economic conditions were to change, we would expect increased volatility in reserves going forward 16

We have levers to continue driving profitable growth in a changing rate environment Leveraging Strong Capital Leveraging Deposit Investments in and Liquidity Investments in Pricing Growth Position Scalability Continued investment in Use of products and Capital accretion Investments in geographic expansion pricing to reprice and provides optionality to people and systems shift excess deposits on invest or return capital to to enable continued Enhancement of digital or off balance sheet investors growth at lower cost experience to drive client over time acquisition and deepen relationships Diversification of business (investment banking, private banking, wealth management) We expect to deliver continued profitability and drive investment in our business in a lower rate environment 17

Positive 2020 outlook: expecting solid growth with continued investment in the future ASSUMPTIONS: • Continued healthy client liquidity and activity, • No changes to Fed Funds rate although not as strong as in 2019 • We would not expect our estimates for 2020 • Continued strong competition full-year NII growth or NIM to be materially • Stable credit overall impacted by the 2020 rate decrease implied by • Stable economic conditions the Forward Curve as of 1/23/20 BUSINESS DRIVER OUTLOOK (%): 2020 vs. 2019 Average loans Low teens Average deposits Mid-teens Net interest income Low single digits Net interest margin Between 3.10% – 3.20% ALLL/gross loans Between 0.95% – 1.05% 1 Net loan charge-offs Between 0.20% – 0.40% Non-performing loans/gross loans Between 0.30% – 0.50% Core fee income 2 Low double digits Non-interest expense 2,3 High single digits Core fee income 2 with investment banking High single digits Tax rate Between 26% and 28% 1. This range reflects the adoption of CECL in Q1 2020. 2. This is a non-GAAP measure. See “use of non-GAAP Financial Measures” in our earnings release for more information. 18 3. This excludes expenses related to NCI.

Final thoughts 1. We believe our global access, networks and insights will continue to differentiate us 2. We have strong capital and liquidity, the fuel for growth and flexibility 3. We have a diversified balance sheet, with 79% of assets* in high-quality investments and low credit loss experience lending 4. We have managed asset sensitivity to ~10% target with the ability to take further action 5. We must continue to invest to serve clients in an intensely competitive market 6. We expect continued strong growth in 2020 19 * Based on cash, fixed income investment portfolio and PE/VC and Private Bank loan portfolios as of 12/31/19

About SVB 20

The power of the SVB platform MISSION VISION Increase our clients’ Be the most sought-after financial partner helping innovators, enterprises, and probability of success investors move bold ideas forward, fast. STRATEGY Deliver critical solutions, insights and connections to fast-growth innovation enterprises, investors and market influencers to accelerate their growth. VALUES STRATEGIC PRIORITIES We start with EMPATHY for others. Enhance client experience We speak and act with INTEGRITY. Improve employee engagement and enablement We embrace DIVERSE perspectives. Strengthen risk management We take RESPONSIBILITY. Drive business unit growth We keep LEARNING AND IMPROVING. Propel business transformation 21

We serve theglobal innovation economy (Early Stage) Accelerator Revenue <$5M Technology +LifeScience& Healthcare $5M-$75M Growth Revenue Corp Fin Revenue >$75M Venture Capital Private Equity Investors Investors, Executives Entrepreneurs, Individuals Influencers: 22 SVB 2014 4:3

Serving innovative companies and the investors and individuals behind them Silicon Valley SVB Private SVB Capital Bank Private venture Bank/Wealth SVB Leerink Global commercial investing Advisory Investment banking banking expertise, oversight Private banking and services focused on life for innovators, and fund management investment strategies science and healthcare enterprises for influencers in the companies and investors innovation ecosystem 23

Our strategic priorities: Investing in growth, scalability and efficiency KEY INVESTMENTS Transformation of business processes New opportunities for and implementation of revenue growth scalable solutions • Expanding product offerings • Enhance client experience • Improving product penetration • Improve employee enablement • Extending platform globally • Enhance risk management • Expanding Private Bank and • Optimizing cost efficiencies Wealth Advisory • Improving long-term growth efficiency 24

A strong, seasoned management team • Average tenure of 14 years at SVB • Diverse experience and skill sets to help direct our growth Dan Beck Greg Becker Marc Cadieux CHIEF FINANCIAL PRESIDENT AND CEO CHIEF CREDIT OFFICER OFFICER SVB FINANCIAL GROUP 28 years at SVB 3 years at SVB 27 years at SVB John China Phil Cox Mike Descheneaux PRESIDENT OF SVB CHIEF OPERATIONS PRESIDENT CAPITAL OFFICER SILICON VALLEY BANK 24 years at SVB 11 years at SVB 14 years at SVB Michelle Draper Chris Edmonds- Laura Izurieta CHIEF MARKETING Waters CHIEF RISK OFFICER OFFICER CHIEF HUMAN 3 years at SVB 7 years at SVB RESOURCES OFFICER 16 years at SVB Michael Zuckert GENERAL COUNSEL 6 years at SVB 25

Financial Overview 26

Key performance indicators Average Loans, ROE and EPS Average Total Client Funds net of unearned income $146.7 $29.9 Net Interest Margin $55.1 20.6% 20.0% $25.6 $123.2 $48.1 $21.2 $94.2 3.57% $21.73 $18.3 3.51% 12.4% $82.2 11.2% 10.9% $18.11 $14.8 $75.5 $42.7 $91.6 $38.8 $36.3 $75.1 Billions 3.05% Billions $9.20 $51.5 $7.31 $39.2 $43.4 $6.62 2.72% 2.57% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Return on Equity Avg. Deposits 2015 2016 2017 2018 2019 Diluted EPS Avg. Client Investment Funds Net Interest Income and NIM Core Fees and Investment Net Charge-Offs Banking Activities as % of loans 3.57% 3.51% 3.05% $894 2.72% 0.46% 2.57% $2.1 $252 $1.9 $516 $642 0.30% 0.27% 0.22% 0.24% Billions $379 $316 $1.4 Millions $265 $1.2 $1.0 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Investment Banking Fees & Commissions (SVB Leerink) Core Fee Income, excluding SVB Leerink 27 * SVB Leerink includes total revenue of $265.8M consisting of interest income, noninterest income from investment banking and commissions and investment security gains from SVB Leerink Capital business. SVB Leerink pre-tax income, net of NCI, of $13.1M was recognized through December 31, 2019.

Long-term financial objectives[1,2]

Strong, sustainable, smart growth

ROE
- ~15% in a *low rate* environment
- ~20% in a *normalized rate* environment

Core EPS[3]
- ~10% growth in a *flat rate* environment
- ~20% growth in a *rising rate* environment

Investments in growth & improved operating leverage

Normalized Rates
Mid-40% Core Efficiency Ratio[3]

Low Rates
Mid-50% Core Efficiency Ratio

Asset Sensitivity

<10% in down 100 bps scenario
>10% in up 100 bps scenario

Strong Capital & Liquidity

Bank Tier 1 Leverage ratio ~7-8%

Loan-to-Deposit ratio <70%

1. Excludes impact of SVB Leerink revenue and expense
2. Normalized rate environment represents Fed Funds rate above 2.5%, low rate environment represents Fed Funds at or below 2.5%
3. Non-GAAP measure

28

A high quality balance sheet At 12/31/2019 79% of assets1 in high-quality investments Deposits are 95% of liabilities and low credit loss experience lending Borrowings Non-marketable securities3 $0.4B (VC & LIHTC Investments) 1% $1.2B 2% Other $2.3B 4% Fixed income securities (AFS) Net loans2 $14.0B Interest-bearing $32.9B 20% deposits 46% $20.9B 32% Non-interest- Fixed income 2 bearing deposits securities (HTM) $40.8B $13.8B 63% 19% Cash $6.8B 10% Other $2.3B, 3% Period-end assets: $71.0B Period-end liabilities: $64.4B 1. Based on cash, fixed income investment portfolio and PE/VC and Private Bank loan portfolios as of 12/31/2019 2. Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 12/31/2019 were $33.3B 3. Non-marketable securities net of non-controlling interests were $1.1B. Please see non-GAAP reconciliations at end of this presentation for more information. 29

Robust balance sheet growth Strong growth in loans and Non-interest-bearing deposits securities 66% of total deposits Period-End Assets Period-End Liabilities $100 $80 $64.4 $80 CAGR 12% CAGR 12% $71.0 $60 $51.7 $46.9 $60 $56.9 $51.2 $41.4 $40.9 $44.7 $44.7 $40 Billions $40 Billions $20 $20 $0 $0 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Cash and cash equivalents Non-interest-bearing deposits Available-for-sale securities Interest-bearing deposits Held-to-maturity securities Borrowings Non-marketable securities (primarily VC & LIHTC investments) Other liabilities Net loans Other assets 30 As of 12/31/2019

Diversified sources of liquidity Total client funds contributions by niche1 Deposits Off-Balance Sheet Client Investment Funds Life Science & Technology Early-Stage Healthcare Life Science Early-Stage 16% 3% & Healthcare Early-Stage LifeLife Science Science Early-Stage Life Science Technology 20% & Healthcare10% 20% 31% 10% International2 21% Early-Stage Early-Stage Life Science & Private Bank Early-StageTechnology Technology Early-StageTechnology Technology Healthcare 3% Life Science & Healthcare 28% 28% 21% 21% 13% 13% Other 1% 2 International U.S.U.S. PE/VCPE/VC U.S. PE/VC 4% 19%18% 10% Private Bank 1% 1. Deposit and off-balance sheet client investment funds balances by portfolio is a management view of client niches as of 12/31/2019 2. International balances is a management view of client niches and does not tie to regulatory definitions for foreign exposure. International balances include clients across all client niches and life-stages, with International PE/VC representing 8% of total deposits and 2% of off-balance sheet client investment funds. 31

Q4'19: A high-quality investment portfolio • Liquid, primarily fixed-income portfolio, with a duration of 3.9 years • U.S. Treasuries make up 25% of fixed income investment portfolio Available-for-Sale Securities Held-to-Maturity Securities (Period End) (Period End) $20 $20 $16.4 $15.5 $14.0 $13.8 $15 $12.6 $15 $12.7 $11.1 $10 $7.8 $10 $8.8 $8.4 Billions Billions $5 $5 $0 $0 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 U.S. Treasury securities Agency-issued residential mortgage-backed securities U.S. agency debentures Municipal bonds and notes Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate 32

A diversified loan portfolio (as of 12/31/2019) 1,2 Technology and Life Science/Healthcare Gross Loans: $33.3 billion Only $10 billion (30% of Gross Loans) Other $0.6B Private Bank 2% Early Stage Investor-dependent 1 $3.8B $1.7 (5%) Revenue: $0-$5M 11% Non-Early Stage Investor-dependent 2 $1.6 (5%) Revenue >$5M Premium Wine Software/ Internet $1.1B Balance-sheet $6.3B 3% Balance dependent 19% Sheet covered by current Hardware $2.2 (7%) assets; $0.8B $1.3B, 4% is asset-based lending Life Science/ Healthcare $2.4B, 7% Sponsored Buyout Cash flow $2.1 (6%) dependent 1 Private Equity/ Venture Capital 3 Other Cash flow dependent 2 $17.8B $2.5 (7%) Cash flow and hybrid 54% 1. As of 12/31/2019; gross loans do not include deferred fees and costs. 2. Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports. 3. Primarily capital call lines of credit 33

Our loanportfolioOur has evolved over time Billions growth, withnonetlossessinceinception Private Equitycapitalcalllendinghasdriventhemajority ofrecent 2009 $4.5 11% $1.4 2010 10% $5.5 $1.8 2011 $7.0 $2.5 8% Life science/healthcare Private Bank Software/internet Private equity/venturecapital 2012 $8.9 $1.7 $3.3 9% on,nto nandincome unearned of net Loans, $10.9 2013 $2.4 $4.1 9% $14.4 2014 $4.6 $5.0 $1.3 $1.3 $1.1 8% $16.7 2015 $5.5 $5.4 $1.8 $1.7 $1.1 Early-stage loans as%ofloanportfolio Other Premium wine Hardware $19.9 2016 $7.7 $5.6 $2.2 $1.9 $1.2 $23.1 2017 $10.0 $6.2 $2.6 $1.8 $1.2 $28.3 2018 $14.1 $6.2 $3.0 $2.4 $1.2 6% $33.2 2019 $17.8 $6.2 $3.8 $2.4 $1.3 5% Pending 0% 2% 4% 6% 8% 10% 12% 34 Early-stage loans as % of loan portfolio

Capital call lines of credit: High growth, diversification, low credit risk • 54% of loan portfolio • High-quality, strong underwriting • Strong secondary markets PE/VC fund commitments by investment style and industry* Investment Style Industry Other Energy PE - Real Estate Infrastructure PE - Other PE - Fund of Funds Natural Resources 5% FinTech 4% 10% 17% 4% Technology PE - Debt Life Sciences 35% 8% 10% 23% 7% 18% PE - Growth Real Estate VC Funds 9% 12% 19% Industrial 13% Consumer PE - Buyout Debt * PE/VC portfolio by investment style and industry is based on fund commitments as of 12/31/2019 35

A history of high credit quality and resilience through market cycles 4% 3.32% 3% 2.64% 2% 1.07% 1% 1.15% 0.31% 0% 0.24% -1% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2000 2007 2019 Loan 48% Technology 47% Technology 30% Technology Portfolio 30% Early-Stage 14% Early-Stage 5% Early-Stage Statistics % of total loans % of total loans % of total loans Nonperforming loans as a % of total gross loans Net charge-offs as a % of average total gross loans 36

Net warrant gains have more than offset early-stage charge-offs over time Aggregate warrant gains net of early-stage losses (2002 - 2019) $400 $289M $300 $200 $138 $89 $100 $71 $71 $55 $37 $46 $38 Millions $22 $23 $8 $3 $3 $11 $7 $19 $0 $(3) $0 $(13) $(1) $(2) $(7) $(10) $(16) $(1) $(12) $(23) $(21) $(26)$(30) $(35) $(28) $(23) -$100 $(58) $(45) -$200 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Net gains on equity warrant assets Early-stage net charge-offs Cumulative net gains (warrants less early-stage NCOs) 37

Expanding international business activity Average Loans (Billions) $3.9 Year CAGR 38% Location Description Opened $2.8 $1.9 $1.5 13% of total U.K. Full service branch 2012 loans 2016 2017 2018 2019 Lending branch (Germany), Europe Business development 2018 Average Total Client Funds offices (Denmark, Ireland) (Billions) 3% CAGR 24% $14.6 Business development and $12.8 of total Israel 2008 $3.0 representative office $2.4 $9.1 OBS $7.7 $11.6 Off-balance $1.4 $10.4 $1.1 sheet $7.7 Business development office $6.6 21% 2005 client funds (Beijing) Deposits of total deposits 2016 2017 2018 2019 China SPD Silicon Valley Bank (joint venture, offices in Shanghai, Beijing, 2012 Shenzhen) Core Fee Income (Millions) CAGR 33% $67.0 Hong Kong Representative office 2013 $54.0 $33.8 10% $28.6 of total Canada Lending branch 2019 core fees 2016 2017 2018 2019 This slide reflects balances for international operations in U.K., Europe, Israel and Asia; Canada balances are reflected in our U.S. Technology Banking segmentation. The above is a management segment view and does not tie to regulatory definitions of foreign exposure. 38 international deposits*

Q4'19: Net interest income increased 2.5% Strong growth in average earning assets offset lower yields $600 8% $536.8 $500 $400 $300 4% Millions 3.26% $200 1.75% $100 $0 0% Q4'06 Q4'07 Q4'08 Q4'09 Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Net interest income* Net interest margin Federal Funds target rate * Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate (35 percent for periods prior to 2018 and 21 percent after 12/31/17) 39

We are managing NII sensitivity to our ~10% target

MODEL SENSITIVITY*

Static Balance Sheet

$45M (annualized)

Decline in pre-tax net interest income from -25 bps parallel shift

Assumption Differences

- Expectation of stable re-investment rates on investment securities
- Managing cash balances lower than period-end levels
- Expected performance consistent with our 2019 outlook

EXPECTED OUTCOME

Forecasted Scenario

$30–$40M (annualized)

Decline in pre-tax net interest income from 25 bps Fed Funds rate decrease

STRATEGIES IMPLEMENTED TO MANAGE SENSITIVITY:

Interest Rate Swaps

- Converting variable rate loans to fixed
- $5.0B of notional outstandings, up from $4.0B at the end of Q3

Deposit Price Strategy

- Adapting to declining market rates (deposit beta)
- Lower rate deposit beta of 50%-70%

Other Strategies

- Added $2.1B of fixed income securities in Q4, averaging six years in maturity
- $1.9B of loan portfolio includes active loan floors through 2020 svb

* Management's sensitivity analysis is based on the expected 12-month impact of a 100 basis point rate shock on net interest income. This is an estimate and is subject to assumptions; actual results may differ. Additional information will be included in our 2019 Form 10-K report.

40

Investments in growth and efficiency driving non-interest expense • New opportunities for revenue growth • Transformation of business processes and implementation of scalable solutions Compensation and Benefits Expense Other Noninterest Expenses 3,3621 $990 2,685 2,396 $261 2,225 $727 2,004 $195 $606 $612 $514 $184 $292 $474 $461 $172 Millions $150 $138 $207 Millions $404 $437 $346 $121 $69 $145 $307 $120 $69 $120 $105 $48 $122 $325 $97 $42 $55 $97 $277 $40 $48 $244 $40 $40 $78 $214 $35 $72 $52 $66 $159 $205 $83 $95 $122 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Salaries/wages and other Incentive comp. plans employee comp. Professional svcs. Premises & equip. Other employee Avg. full-time equivalent Net occupancy Business dev. incentives/benefits employees Other expenses2 1. 2019 includes 230 full-time equivalent employees from SVB Leerink 2. Includes costs for FDIC and state assessments, correspondent bank fees, lending and other client-related processing, telephone, data processing 41 and other expenses; please see our quarterly filings for more information.

Industry-leading ROE Continued strong ROE primarily from balance sheet growth and market activity resulting in higher earnings 20.57% 20.03% 12.38% 11.18% 10.90% 12.76% 11.87% 9.77% 8.83% 8.17% 2015 2016 2017 2018 2019 SVB ROE Peers* * “Peers” refers to peer group as reported in our proxy statements specific to the years reported and are subject to change on an annual basis. Peer ROE is the average of our peer group using data from S&P Global Market Intelligence. 2019 average peer ROE is based on reporting from 17 of 18 peers. 42

Low efficiency ratio with continued investment in growth, scalability and efficiency Core Efficiency Ratio* 58.99% 56.57% 54.26% 48.06% 48.06% 2015 2016 2017 2018 2019 * Non GAAP measure, please see non-GAAP reconciliations at end of this presentation for more information 43

We are well capitalized - Holding Company • $500M Share Repurchase Program authorized in November 2018 and completed on July 1, 2019 • $350M Share Repurchase Program authorized in October 2019, effective for 12 months • $350M 5.25% Preferred Stock issued in December 2019 • $350M 5.375% Senior Notes early redemption in December 2019 SVB Financial Group1 2015 2016 2017 2018 2019 CET 1 risk-based capital 12.28% 12.80% 12.78% 13.41% 12.64% Tier 1 risk-based capital 12.83 13.26 12.97 13.58 13.50 Total risk-based capital 13.84 14.21 13.96 14.45 14.30 Tier 1 leverage 7.63 8.34 8.34 9.06 9.06 Tangible common equity to tangible assets2 7.16 8.15 8.16 8.99 8.39 Tangible common equity to risk-weighted assets2 12.34 12.89 12.77 13.28 12.82 1. All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 44 13.41% 12.80% 12.78% 12.28% 12.64% 2015 2016 2017 2018 2019

We are well capitalized - Bank • Tier 1 leverage decreased in 2019 from an increase in risk-weighted assets driven by loan growth, partially offset by the increase in capital from net income • Bank capital ratios reflect dividends of $733M from Bank to SVBFG during 2019, $140M in 2018, $90M in 2017 and $40M in 2016 Silicon Valley Bank1 2015 2016 2017 2018 2019 CET 1 risk-based capital 12.52% 12.65% 12.06% 12.41% 11.18% Tier 1 risk-based capital 12.52 12.65 12.06 12.41 11.18 Total risk-based capital 13.60 13.66 13.04 13.32 12.02 Tier 1 leverage 7.09 7.67 7.56 8.10 7.30 Tangible common equity to tangible assets2 6.95 7.77 7.47 8.13 7.24 Tangible common equity to risk-weighted assets2 12.59 12.75 11.98 12.28 11.37 1. All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/ RWA ratios are as reported in our most recent quarterly earnings releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 45 12.52% 12.65% 12.41% 12.06% 11.18% 2015 2016 2017 2018 2019

Glossary The following terms are used throughout this presentation to refer to certain SVB-specific metrics: Non-GAAP Measures (Please see non-GAAP reconciliations at the end of this presentation for more information) • Core EPS – Net income available to common stockholders less gains or losses on investment securities, equity warrant assets, and income and expenses related to SVB Leerink, net of tax; divided by diluted weighted average common shares outstanding. Our management believes this measure to be a useful assessment of our performance as it relates to our core business because it excludes certain financial items where performance is typically subject to market or other conditions beyond our control. A reconciliation of Core EPS to the closest corresponding GAAP measure is not available with respect to future goals, due to our inability to provide a quantitative reconciliation to such measure. • Core Fee Income – Fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. • Core Operating Efficiency Ratio – Calculated by dividing non-interest expense after adjusting for noninterest expense from SVB Leerink and NCI by total revenue, after adjusting for gains or losses on investment securities and equity warrant assets, SVB Leerink investment banking revenue and commissions and NCI. This ratio excludes income and expenses related to SVB Leerink and certain financial items where performance is typically subject to market or other conditions beyond our control. • Gains (losses) on Investment Securities, Net of Non-Controlling Interests – Net gains on investment securities include gains and losses from our non-marketable and other equity securities, which include public equity securities held as a result of exercised equity warrant assets, gains and losses from sales of our Available-For-Sale debt securities portfolio, when applicable, and carried interest. This measure excludes amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost. Other Measures • Total Client Funds – The sum of on-balance sheet deposits and off-balance sheet client investment funds. • Fixed Income Securities – Available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet. Acronyms • LIHTC – Low income housing tax credit funds • NCI – Non-controlling interests • NCO – Net charge-off • VC/PE – Venture Capital/Private Equity • NII – Net interest income • NIM – Net interest margin 46

About SVB Financial Group For more than 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial, investment and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at www.svb.com. SVB Financial Group is the holding company for all business units and groups © 2020 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, SVB LEERINK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group. 47

Reconciliations Non-GAAP 48 SVB20144:3

Non-GAAP reconciliation* Core fee income Quarter ended Year ended December 31, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Non-GAAP core fee income (dollars in thousands) 2015 2016 2017 2018 2019 Non-GAAP core fee income (dollars in thousands) 2016 2017 2017 2017 2017 2018 GAAP noninterest income $472,794 $456,552 $557,231 $744,984 $1,221,479 GAAP noninterest income $113,502 $117,659 $128,528 $158,778 $152,266 $155,518 Less: gains on investment securities, net 89,445 51,740 64,603 88,094 134,670 Less: gains on investment securities, net 9,976 15,970 17,630 15,238 15,765 9,058 Less: net gains on equity warrant assets 70,963 37,892 54,555 89,142 138,078 Less: net gains on equity warrant assets 4,639 6,690 10,820 24,922 12,123 19,191 Less: other noninterest income 47,004 50,750 59,110 51,858 55,370 Less: other noninterest income 14,239 12,421 12,811 15,896 17,982 12,259 Non-GAAP core fee income including investment $265,382 $316,170 $378,963 $515,890 $893,361 banking revenue and commissions Non-GAAP core fee income $84,648 $82,578 $87,267 $102,722 $106,396 $115,010 Less: investment banking revenue — — — — 195,177 Less: commissions — — — — 56,346 Quarter ended Non-GAAP core fee income $265,382 $316,170 $378,963 $515,890 $641,838 Jun 30, Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Non-GAAP core fee income (dollars in thousands) 2018 2018 2019 2019 2019 2019 GAAP noninterest income $192,689 $186,707 $280,376 $333,750 $294,009 $313,344 Less: gains on investment securities, net 36,114 10,729 29,028 47,698 29,849 28,095 Less: net gains on equity warrant assets 19,061 16,749 21,305 48,347 37,561 30,865 Less: other noninterest income 14,390 13,187 11,897 17,245 13,631 12,597 Non-GAAP core fee income including investment $123,124 $146,042 $218,146 $220,460 $212,968 $241,787 banking revenue and commissions Less: investment banking revenue — — 49,795 48,694 38,516 58,172 Less: commissions — — 14,108 14,429 12,275 15,534 Non-GAAP core fee income $123,124 $146,042 $154,243 $157,337 $162,177 $168,081 * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 49

Non-GAAP reconciliation* Non-marketable and other equity securities Non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands) Dec 31, 2019 GAAP non-marketable and other equity securities $1,213,829 Less: amounts attributable to non-controlling interests (148,806) Non-GAAP non-marketable and other equity securities, net of non-controlling interests $1,065,023 Composition of non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands) Dec 31, 2019 Non-marketable and other equity securities (fair value accounting): Consolidated venture capital and private equity fund investments $22,482 Unconsolidated venture capital and private equity fund investments 178,217 Investments without a readily determinable fair value 55,255 Other equity securities in public companies 59,056 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 131,403 Debt funds 7,271 China Joint Venture Investment 74,190 Other investments 78,673 Investments in qualified affordable housing projects, net 458,476 Total non-marketable and other equity securities $1,065,023 * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 50

Non-GAAP reconciliation* Capital ratios Consolidated (SVBFG) TCE/TA and TCE/RWA Year ended December 31, Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) 2015 2016 2017 2018 2019 GAAP SVBFG stockholders’ equity $3,198,134 $3,642,554 $4,179,795 $5,116,209 $6,470,307 Less: Intangible assets — — — — 187,240 Less: Preferred stock — — — — 340,138 Tangible common equity (TCE) $3,198,134 $3,642,554 $4,179,795 $5,116,209 $5,942,929 GAAP Total assets $44,686,703 $44,683,660 $51,214,467 $56,927,979 $71,004,903 Less: Intangible assets — — — — $187,240 Tangible assets (TA) $44,686,703 $44,683,660 $51,214,467 $56,927,979 $70,817,663 Risk-weighted assets (RWA) $25,919,594 $28,248,750 $32,736,959 $38,527,853 $46,358,878 Tangible common equity to tangible assets 7.16% 8.15% 8.16% 8.99% 8.39% Tangible common equity to risk-weighted assets 12.34% 12.89% 12.77% 13.28% 12.82% Bank only TCE/TA and TCE/RWA Year ended December 31, Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) 2015 2016 2017 2018 2019 Tangible common equity (TCE) $3,059,045 $3,423,427 $3,762,542 $4,554,814 $5,034,095 Tangible assets (TA) $44,045,967 $44,059,340 $50,383,774 $56,047,134 $69,563,817 Risk-weighted assets (RWA) $24,301,043 $26,856,850 $31,403,489 $37,104,080 $44,283,544 Tangible common equity to tangible assets 6.95% 7.77% 7.47% 8.13% 7.24% Tangible common equity to risk-weighted assets 12.59% 12.75% 11.98% 12.28% 11.37% * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 51

Non-GAAP reconciliation*

Non-GAAP core operating efficiency ratio

(Dollars in thousands, except ratios)		Year ended December 31, 2015	2016	2017	2018	2019
GAAP noninterest expense	A	**$ 779,962**	**$ 859,797**	**$1,010,655**	**$1,188,193**	**$ 1,601,262**
Less: amounts attributable to noncontrolling interests		828	524	813	522	835
Non-GAAP noninterest expense, net of noncontrolling interests		$ 779,134	$ 859,273	$1,009,842	$1,187,671	$ 1,600,427
Less: expense attributable to SVB Leerink		—	—	—	—	252,677
Non-GAAP noninterest expense, net of noncontrolling interests and SVB Leerink	B	**$ 779,134**	**$ 859,273**	**$1,009,842**	**$1,187,671**	**$ 1,347,750**
GAAP net interest income		$1,006,425	$1,150,523	$1,420,369	$1,893,988	$ 2,096,601
Adjustments for taxable equivalent basis		1,564	1,203	3,076	9,201	11,949
Non-GAAP taxable equivalent net interest income		$1,007,989	$1,151,726	$1,423,445	$1,903,189	$ 2,108,550
Less: income attributable to noncontrolling interests		8	66	33	30	72
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests		$1,007,981	$1,151,660	$1,423,412	$1,903,159	$ 2,108,478
Less: net interest income attributable to SVB Leerink		—	—	—	—	1,252
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests and SVB Leerink		$1,007,981	$1,151,660	$1,423,412	$1,903,159	$ 2,107,226
GAAP noninterest income		$ 472,794	$ 456,552	$ 557,231	$ 744,984	$ 1,221,479
Less: income attributable to noncontrolling interests		31,736	8,039	29,452	38,000	48,624
Non-GAAP noninterest income, net of noncontrolling interests		$ 441,058	$ 448,513	$ 527,779	$ 706,984	$ 1,172,855
Less: Non-GAAP net gains on investment securities, net of noncontrolling interests		57,330	43,428	35,416	49,911	86,169
Less: net gains on equity warrant assets		70,963	37,892	54,555	89,142	138,078
Less: investment banking revenue		—	—	—	—	195,177
Less: commissions		—	—	—	—	56,346
Non-GAAP noninterest income, net of noncontrolling interests and net of net gains on investments securities, net gains on equity warrants assets, investment banking revenue and commissions		$ 312,765	$ 367,193	$ 437,808	$ 567,931	$ 697,085
GAAP total revenue	C	**$1,479,219**	**$1,607,075**	**$1,977,600**	**$2,638,972**	**$ 3,318,080**
Non-GAAP taxable equivalent revenue, net of noncontrolling interests and SVB Leerink, net of net gains on investments securities, net gains on equity warrants assets, investment banking revenue and commissions	D	**$1,320,746**	**$1,518,853**	**$1,861,220**	**$2,471,090**	**$ 2,804,311**
GAAP operating efficiency ratio (A/C)		**52.73%**	**53.50%**	**51.11%**	**45.02%**	**48.26%**
Non-GAAP core operating efficiency ratio (B/D)		**58.99%**	**56.57%**	**54.26%**	**48.06%**	**48.06%**

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

52

svb

Find SVB onLinkedIn, Facebook and Twitter on LinkedIn, Facebook and and TwitterFacebook LinkedIn, on SVB Find moleary@svb.com T 408 654 6364 M 650 255 9934 9934 255 650 M T6364 654 408 3005 3005 TasmanCA Clara, Santa Drive 95054 Head of Investor Relations Investor of Head Meghan O’Leary Meghan SVB 2014 4:3